UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2022

Date of reporting period:  February 28, 2022

Item 1. Reports to Stockholders.

(a)
Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

February 28, 2022

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	9

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENTS OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	28

NOTICE OF PRIVACY POLICY & PRACTICES	29

ADDITIONAL INFORMATION	30

Greetings from Dearborn Partners, L.L.C.,
Adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”).

On April 10th, 2013 the Dearborn Partners Rising Dividend Fund was launched to provide investors with a generally high quality, relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time. Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

For the year ended February 28th, 2022 (the Dearborn Partners Rising Dividend Fund’s fiscal year), 48 companies in our Fund announced 54 dividend increases. The average of these increases was about 10.5% more than those particular companies paid as dividends a year earlier. From February 2021 through February 2022, the Core Consumer Price Index* averaged 4.01%. The dividend increases generated by the companies in our Fund helped investors stay well ahead of the rising costs of living, a primary objective of our strategy. We continue to maintain the valuation and stock selection disciplines that formed the genesis of our strategy, as we believe that over time, such disciplines can offer attractive total return potential when equity market risk is considered.

The total returns of the Fund’s Class I shares and S&P 500 benchmark for the latest fiscal year were +13.49% and +16.39%, respectively. All 11 sectors in our Fund generated positive returns during the fiscal year. Although the Fund kept up with the broader market through the end of the calendar year, the reversal of many of 2021’s best performers has been a headwind to start 2022.

Three sectors in our portfolio outperformed the commensurate sectors in the S&P 500:  Communication Services, Consumer Discretionary, and Industrials. A few specific companies in our Fund stand out as worth mentioning for the year. Some of our best performing stocks were Costco Wholesale Corporation (COST), Exxon Mobil Corporation (XOM) and Steris Plc (STE). Costco continued their strength of the past two years; the recovery created tailwinds for many product categories that were hurt by the pandemic. Strong commodity markets have helped Exxon Mobil over the past year. Our third-best performing stock, Steris Plc., benefitted from continued strong demand for sterilization processes and equipment, as well as an accretive acquisition.

Some of our poorest performing stocks for the fiscal year period were Fidelity National Information Services Inc. (FIS), Clorox Company (CLX), and T. Rowe Price Group (TROW).  Fidelity National Information Services suffered from slower than expected recovery in their Merchant business and fears of competitive disruption. Clorox experienced significant input cost inflation, which has weighed on earnings. We subsequently sold CLX shares as we believe the company’s dividend growth will likely be challenged going forward. T. Rowe Price’s bias towards Growth stocks in their equity portfolios pressured the shares as many Growth stocks in the broader equity market have underperformed over the last several months.

We continue to believe that the companies in our Dearborn Partners Rising Dividend Fund are generally financially strong, well-managed, defensive businesses with products or services that people patronize regardless of the economic or financial environment.  It is our opinion that each company in our portfolio is capable of consistently increasing annual dividends over time. History has shown that rising dividends have tended to cushion the fall of stock prices in challenging markets and enhance total returns over time.

A primary goal of our strategy is to help investors keep ahead of the rising costs of living by providing a portfolio of companies that we believe are capable of increasing their annual dividends. We maintain our conviction that a path to long-term wealth building can be accomplished through properly diversified portfolios of stocks of companies that offer the potential to increase dividends consistently over time. We believe our Fund exemplifies those characteristics and, over the long term, offers the potential to provide attractive returns with modified risk.

Thank you for your continued interest in the Dearborn Partners Rising Dividend Fund. Please feel free to contact us at any time.

Sincerely,

The Dearborn Partners Rising Dividend Fund Investment Team

*	Core Consumer Price Index defined as U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items Less Food and Energy in U.S. City Average.

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, L.L.C. and are subject to change, are not guaranteed, and should not be considered investment advice.

There is no guarantee that a company will pay or continue to increase dividends.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADRs, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in MLPs, which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as literature unless preceded or accompanied by the Fund’s current Prospectus.

Dearborn Partners is the adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2021 – February 28, 2022).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment for all share classes, at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”). If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Transfer Agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2021 -
	September 1, 2021	February 28, 2022	February 28, 2022*
Actual	$1,000.00	$ 971.00	$5.86
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2021 -
	September 1, 2021	February 28, 2022	February 28, 2022*
Actual	$1,000.00	$ 967.60	$9.51
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.12	$9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2021 -
	September 1, 2021	February 28, 2022	February 28, 2022*
Actual	$1,000.00	$ 972.60	$4.65
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.  The Fund’s allocation of portfolio holdings as of February 28, 2022 was as follows:

Portfolio Allocation
(% of Investments)

Average Annual Returns as of February 28, 2022(1)

	One	Five	Since Inception
	Year	Year	(April 10, 2013)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	7.51%	10.56%	9.75%
Class A (without sales charge)	13.18%	11.70%	10.39%
Class C (with sales charge)	11.31%	10.87%	9.57%
Class C (without sales charge)	12.31%	10.87%	9.57%
Class I	13.49%	11.99%	10.67%
S&P 500 Total Return Index	16.39%	15.17%	14.28%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.00% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

Continued

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a stock market index based on the market capitalization of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

February 28, 2022

	Shares	Value

COMMON STOCKS – 92.83%

Banks – 2.02%
Glacier Bancorp, Inc.	170,555	$9,448,747

Biotechnology – 3.24%
AbbVie, Inc.	65,100	9,619,827
Gilead Sciences, Inc.	92,000	5,556,800
		15,176,627

Building Products – 2.06%
Carrier Global Corp.	215,200	9,658,176

Capital Markets – 5.29%
Nasdaq, Inc.	45,830	7,843,805
S&P Global, Inc.	24,688	9,275,282
T Rowe Price Group, Inc.	52,940	7,653,006
		24,772,093

Chemicals – 3.61%
Air Products and Chemicals, Inc.	29,786	7,038,432
The Sherwin-Williams Co.	37,500	9,867,375
		16,905,807

Commercial Services & Supplies – 2.15%
Republic Services, Inc.	83,500	10,043,380

Containers & Packaging – 1.69%
AptarGroup, Inc.	65,000	7,922,200

Diversified Telecommunication Services – 1.34%
Verizon Communications, Inc.	117,100	6,284,757

Electric Utilities – 4.14%
NextEra Energy, Inc.	155,116	12,140,929
Xcel Energy, Inc.	107,673	7,249,623
		19,390,552

Food & Staples Retailing – 4.46%
Casey’s General Stores, Inc.	45,500	8,557,640
Costco Wholesale Corp.	23,700	12,306,225
		20,863,865

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 28, 2022

	Shares	Value

Food Products – 2.77%
John B. Sanfilippo & Son, Inc.	62,179	$4,944,474
McCormick & Co., Inc.	84,419	8,034,156
		12,978,630

Gas Utilities – 2.40%
Atmos Energy Corp.	102,300	11,233,563

Health Care Equipment & Supplies – 5.90%
Abbott Laboratories	72,500	8,744,950
Becton Dickinson and Co.	26,708	7,245,346
STERIS plc (a)	48,327	11,598,480
		27,588,776

Hotels, Restaurants & Leisure – 1.72%
McDonald’s Corp.	32,793	8,026,743

Household Products – 2.80%
Kimberly-Clark Corp.	47,500	6,182,125
The Clorox Co.	47,595	6,938,875
		13,121,000

Insurance – 3.31%
Arthur J. Gallagher & Co.	97,870	15,482,055

IT Services – 8.78%
Accenture plc (a)	30,454	9,624,073
Automatic Data Processing, Inc.	48,500	9,915,340
Fidelity National Information Services, Inc.	49,000	4,666,270
Jack Henry & Associates, Inc.	41,235	7,290,348
MasterCard, Inc. – Class A	26,510	9,565,338
		41,061,369

Machinery – 3.69%
Illinois Tool Works, Inc.	37,598	8,133,951
Snap-on, Inc.	43,510	9,144,932
		17,278,883

Multiline Retail – 1.53%
Dollar General Corp.	36,000	7,140,240

Multi-Utilities – 1.74%
WEC Energy Group, Inc.	89,357	8,120,764

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 28, 2022

	Shares	Value

Oil, Gas & Consumable Fuels – 5.03%
EOG Resources, Inc.	101,700	$11,687,364
Exxon Mobil Corp.	150,786	11,824,638
		23,512,002

Pharmaceuticals – 1.28%
Merck & Co., Inc.	77,920	5,967,114

Semiconductors & Semiconductor Equipment – 5.42%
Analog Devices, Inc.	72,499	11,620,865
QUALCOMM, Inc.	79,909	13,743,549
		25,364,414

Software – 2.18%
Intuit, Inc.	21,500	10,198,955

Specialty Retail – 4.33%
Home Depot, Inc.	30,000	9,474,900
Tractor Supply Co.	53,000	10,800,870
		20,275,770

Technology Hardware, Storage & Peripherals – 5.54%
Apple, Inc.	156,888	25,905,347

Trading Companies & Distributors – 4.41%
Fastenal Co.	188,270	9,688,374
Watsco, Inc.	40,000	10,922,400
		20,610,774
TOTAL COMMON STOCKS (Cost $276,613,907)		434,332,603

REAL ESTATE INVESTMENT TRUSTS – 4.88%
American Tower Corp.	36,300	8,235,381
Digital Realty Trust, Inc.	48,000	6,476,160
Equinix, Inc.	11,460	8,133,506
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,283,498)		22,845,047

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 28, 2022

	Shares	Value

SHORT-TERM INVESTMENTS – 2.11%
Fidelity Investments Money Market Funds –
Government Portfolio – Class I, 0.010% (b)	9,869,432	$9,869,432
TOTAL SHORT-TERM INVESTMENTS (Cost $9,869,432)		9,869,432
Total Investments (Cost $304,766,837) – 99.82%		467,047,082
Other Assets in Excess of Liabilities – 0.18%		860,379
TOTAL NET ASSETS – 100.00%		$467,907,461

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Seven day yield as of February 28, 2022.

Abbreviations:
plc –	public limited company is a publicly traded company which signifies that shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

February 28, 2022

Assets
Investments, at value (cost $304,766,837)	$467,047,082
Dividends and interest receivable	664,826
Receivable for Fund shares sold	991,386
Other assets	29,281
Total assets	468,732,575
Liabilities
Payable for distribution fees	147,762
Payable to Adviser	239,623
Payable for Fund shares redeemed	292,683
Payable to affiliates	103,571
Accrued expenses and other liabilities	41,475
Total liabilities	825,114
Net Assets	$467,907,461
Net assets consist of:
Paid-in capital	$301,720,787
Total distributable earnings	166,186,674
Net assets	$467,907,461

Class A Shares:
Net assets	$150,440,032
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	7,029,280
Net asset value and redemption price per share(1)	$21.40
Maximum offering price per share ($21.40/0.95)(2)	$22.53
Class C Shares:
Net assets	$109,239,318
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	5,149,900
Net asset value, offering price and redemption price per share(1)	$21.21
Class I Shares:
Net assets	$208,228,111
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	9,713,616
Net asset value, offering price and redemption price per share(1)	$21.44

(1)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within one year of purchase.  The CDSC on Class A Shares is applied only to purchases of $500,000 that are redeemed within 12 months of purchase.  Redemption price per share is equal to net asset value less any redemption or CDSC fees.

(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

For the Year Ended February 28, 2022

Investment Income
Dividend income (net of $4,833 withholding tax)	$8,145,330
Interest	1,147
Total Investment Income	8,146,477

Expenses
Management fees	3,908,745
Distribution fees – Class C	1,179,347
Administration fees	354,735
Distribution fees – Class A	343,643
Transfer agent fees and expenses	201,088
Federal and state registration fees	71,589
Custody fees	48,333
Legal fees	26,013
Reports to shareholders	25,603
Audit and tax fees	17,475
Chief Compliance Officer fees	14,972
Trustees’ fees and related expenses	7,957
Insurance expense	4,252
Pricing fees	1,620
Other expenses	5,059
Total Expenses	6,210,431
Less: Waivers by Adviser (Note 4)	(248,961)
Net Expenses	5,961,470

Net Investment Income	2,185,007

Realized and Unrealized Gain on Investments
Net realized gain on:
Investments	9,828,009
Net change in unrealized appreciation on:
Investments	38,747,706

Net Realized and Unrealized Gain on Investments	48,575,715
Net Increase in Net Assets from Operations	$50,760,722

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2022	February 28, 2021
From Operations
Net investment income	$2,185,007	$2,583,970
Net realized gain on:
Investments	9,828,009	3,983,922
Net change in unrealized appreciation on:
Investments	38,747,706	42,594,443
Net increase in net assets from operations	50,760,722	49,162,335

From Dividend and Distributions to Shareholders
Net dividend and distributions – Class A	(3,427,049)	(1,094,739)
Net dividend and distributions – Class C	(1,842,442)	(822,210)
Net dividend and distributions – Class I	(5,531,789)	(1,868,163)
Net decrease in net assets resulting
from dividend and distributions paid	(10,801,280)	(3,785,112)

From Capital Share Transactions
Proceeds from shares sold – Class A	38,668,064	25,992,952
Proceeds from shares sold – Class C	13,599,799	20,092,598
Proceeds from shares sold – Class I	54,511,789	53,102,576
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	3,224,538	1,024,543
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	1,777,039	793,006
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	5,178,057	1,740,432
Payments for shares redeemed – Class A	(14,605,053)	(15,027,905)
Payments for shares redeemed – Class C	(28,949,800)	(20,960,776)
Payments for shares redeemed – Class I	(34,523,386)	(26,664,244)
Net increase in net assets
from capital share transactions	38,881,047	40,093,182
Total Increase in Net Assets	78,840,489	85,470,405

Net Assets
Beginning of year	$389,066,972	$303,596,567
End of year	$467,907,461	$389,066,972

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Year

	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	February		February	February		February	February
	28,		28,	29,		28,	28,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Year	$19.35		$16.91	$15.63		$14.09	$13.27
Income from investment operations:
Net investment income(1)	0.12		0.16	0.13		0.19	0.16
Net realized and unrealized
gain on investments(2)	2.46		2.48	1.38		1.53	0.87
Total from investment operations	2.58		2.64	1.51		1.72	1.03
Less distributions paid:
From net investment income	(0.20)		(0.10)	(0.13)		(0.18)	(0.21)
From net realized
gain on investments	(0.33)		(0.10)	(0.10)		—	—
Total distributions paid	(0.53)		(0.20)	(0.23)		(0.18)	(0.21)
Net Asset Value, End of Year	$21.40		$19.35	$16.91		$15.63	$14.09
Total Return(3)	13.18%		15.73%	9.58%		12.33%	7.85%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$150,440		$112,208	$88,097		$68,240	$69,227
Ratio of expenses to average net assets:
Before waivers, reimbursements
of expenses and recoupments	1.27%		1.30%	1.31%		1.33%	1.36%
After waivers, reimbursements
of expenses and recoupments	1.22	%(6)	1.25%	1.27	%(5)	1.34%	1.36	%(4)
Ratio of net investment income
to average net assets:
Before waivers, reimbursements
of expenses and recoupments	0.50%		0.84%	0.70%		1.30%	1.13%
After waivers, reimbursements
of expenses and recoupments	0.55	%(6)	0.89%	0.74	%(5)	1.29%	1.13	%(4)
Portfolio turnover rate	9.03%		14.46%	4.13%		13.69%	12.05%

(1)	Per share net investment income was calculated using average shares outstanding method.
(2)
Realized and unrealized gain per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Effective May 1, 2017 the expense cap for Class A shares was decreased from 1.40% to 1.10% excluding Rule 12b-1 fees of 0.25%.
(5)	Effective June 28, 2019 the expense cap for Class A shares was decreased from 1.10% to 1.00% excluding Rule 12b-1 fees of 0.25%.
(6)	Effective June 28, 2021 the expense cap for Class A shares was decreased from 1.00% to 0.95% excluding Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Year

	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	February		February	February		February	February
	28,		28,	29,		28,	28,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Year	$19.17		$16.82	$15.56		$14.02	$13.20
Income from investment operations:
Net investment income (loss)(1)	(0.04)		0.03	(0.00	)(7)	0.08	0.05
Net realized and unrealized
gain on investments(2)	2.43		2.46	1.38		1.53	0.87
Total from investment operations	2.39		2.49	1.38		1.61	0.92
Less distributions paid:
From net investment income	(0.02)		(0.04)	(0.02)		(0.07)	(0.10)
From net realized
gain on investments	(0.33)		(0.10)	(0.10)		—	—
Total distributions paid	(0.35)		(0.14)	(0.12)		(0.07)	(0.10)
Net Asset Value, End of Year	$21.21		$19.17	$16.82		$15.56	$14.02
Total Return(3)	12.31%		14.85%	8.81%		11.51%	7.01%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$109,239		$110,863	$96,800		$76,881	$74,254
Ratio of expenses to average net assets:
Before waivers, reimbursements
of expenses and recoupments	2.02%		2.05%	2.06%		2.08%	2.11%
After waivers, reimbursements
of expenses and recoupments	1.97	%(6)	2.00%	2.02	%(5)	2.09%	2.11	%(4)
Ratio of net investment income (loss)
to average net assets:
Before waivers, reimbursements
of expenses and recoupments	(0.24%)		0.09%	(0.05%)		0.55%	0.39%
After waivers, reimbursements
of expenses and recoupments	(0.19	%)(6)	0.14%	(0.01	%)(5)	0.54%	0.39	%(4)
Portfolio turnover rate	9.03%		14.46%	4.13%		13.69%	12.05%

(1)	Per share net investment income (loss) was calculated using average shares outstanding method.
(2)
Realized and unrealized gain per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Effective May 1, 2017 the expense cap for Class C shares was decreased from 2.15% to 1.10% excluding Rule 12b-1 fees of 1.00%.
(5)	Effective June 28, 2019 the expense cap for Class C shares was decreased from 1.10% to 1.00% excluding Rule 12b-1 fees of 1.00%.
(6)	Effective June 28, 2021 the expense cap for Class C shares was decreased from 1.00% to 0.95% excluding Rule 12b-1 fees of 1.00%.
(7)	Amount is between $(0.005) and $0.00.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Year

	Year		Year	Year		Year	Year
	Ended		Ended	Ended		Ended	Ended
	February		February	February		February	February
	28,		28,	29,		28,	28,
	2022		2021	2020		2019	2018
Net Asset Value, Beginning of Year	$19.39		$16.94	$15.65		$14.11	$13.29
Income from investment operations:
Net investment income(1)	0.18		0.21	0.17		0.23	0.19
Net realized and unrealized
gain on investments(2)	2.46		2.48	1.38		1.53	0.88
Total from investment operations	2.64		2.69	1.55		1.76	1.07
Less distributions paid:
From net investment income	(0.26)		(0.14)	(0.16)		(0.22)	(0.25)
From net realized
gain on investments	(0.33)		(0.10)	(0.10)		—	—
Total distributions paid	(0.59)		(0.24)	(0.26)		(0.22)	(0.25)
Net Asset Value, End of Year	$21.44		$19.39	$16.94		$15.65	$14.11
Total Return(3)	13.49%		16.00%	9.89%		12.61%	8.13%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$208,228		$165,995	$118,700		$86,233	$61,091
Ratio of expenses to average net assets:
Before waivers, reimbursements
of expenses and recoupments	1.02%		1.05%	1.06%		1.08%	1.11%
After waivers, reimbursements
of expenses and recoupments	0.97	%(6)	1.00%	1.02	%(5)	1.09%	1.11	%(4)
Ratio of net investment income
to average net assets:
Before waivers, reimbursements
of expenses and recoupments	0.75%		1.08%	0.96%		1.56%	1.37%
After waivers, reimbursements
of expenses and recoupments	0.80	%(6)	1.13%	1.00	%(5)	1.55%	1.37	%(4)
Portfolio turnover rate	9.03%		14.46%	4.13%		13.69%	12.05%

(1)	Per share net investment income was calculated using average shares outstanding method.
(2)
Realized and unrealized gain per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Effective May 1, 2017 the expense cap for Class I shares was decreased from 1.15% to 1.10%.
(5)	Effective June 28, 2019 the expense cap for Class I shares was decreased from 1.10% to 1.00%.
(6)	Effective June 28, 2021 the expense cap for Class I shares was decreased from 1.00% to 0.95%.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
February 28, 2022

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time, and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the class in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class-specific expenses and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares.  Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively.   The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies”.  The Fund commenced operations on April 10, 2013.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the constant yield to maturity method.  Constant yield amortization takes into account the income that is produced on a debt security.  This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. All ETFs are valued at the last reported sale price on the exchange on which the security is principally traded.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$434,332,603	$—	$—	$434,332,603
Real Estate
Investment Trusts	22,845,047	—	—	22,845,047
Short-Term Investments	9,869,432	—	—	9,869,432
Total Investments	$467,047,082	$—	$—	$467,047,082

(1)	See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the period. For the year ended February 28, 2022, the Fund did not hold any Level 3 securities.

The Fund did not hold financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it of all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2022, the Fund did not incur any interest or penalties. At February 28, 2022, the fiscal years 2019 through 2022 remained open to examination in the Fund’s major tax jurisdictions.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or NAV per share.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Distributions received from the Fund’s investments in

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2022 and February 28, 2021 is as follows:

	February 28, 2022	February 28, 2021
Ordinary Income	$3,569,586	$1,762,606
Long-Term Capital Gain	$7,231,694	$2,022,506

The Fund designated as long-term capital gain dividend, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended February 28, 2022.

As of February 28, 2022, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$304,766,837
Gross tax unrealized appreciation	$172,576,623
Gross tax unrealized depreciation	(10,296,378)
Net tax unrealized appreciation	162,280,245
Undistributed ordinary income	—
Undistributed long-term capital gain	3,906,429
Distributable earnings	3,906,429
Other accumulated losses	—
Total distributable earnings	$166,186,674

As of February 28, 2022, no permanent tax adjustments were required to be made between Paid-In capital and Total distributable earnings on the Statement of Assets and Liabilities.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with Dearborn Partners, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2023, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with borrowings made by the Fund), brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, collectively “Excluded Expenses”) do not exceed 0.95% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  Prior to June 28, 2021, the Expense Cap Limitation was 1.00% of the Fund's average daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed within three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such recoupments will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the period ending:

	Class A	Class C	Class I
February 28, 2023	$29,951	$32,694	$40,014
February 29, 2024	46,951	51,791	69,364
February 28, 2025	75,044	62,655	111,262

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the year ended February 28, 2022, as well as the fees owed as of February 28, 2022.

	Fees Earned	Fees Owed as of
	During Year	February 28, 2022
Class A	$343,643	$38,633
Class C	$1,179,347	$109,129

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

(6)	Related Party Transactions

Fund Services acts as the Fund’s administrator and fund accountant under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.  The Trust’s Chief Compliance Officer is also an employee of Fund Services.  The following table details the fees earned for each service during the year ended February 28, 2022, as well as the fees owed as of February 28, 2022.

	Fees Earned		Fees Owed as of
	During Year		February 28, 2022
Administration/Accounting and Pricing	$356,355		$61,125
Custody	48,333		7,682
Transfer agent	191,365	(1)	32,292
Chief Compliance Officer	14,972		2,472

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 10).

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

(7)	Capital Share Transactions

	Year Ended	Year Ended
	February 28, 2022	February 28, 2021
Class A
Shares sold	1,761,325	1,411,509
Shares redeemed	(670,307)	(879,734)
Shares issued in
reinvestment of dividends	140,740	56,252
Net increase	1,231,758	588,027

Class C
Shares sold	620,230	1,141,581
Shares redeemed	(1,328,894)	(1,158,663)
Shares issued in
reinvestment of dividends	75,947	43,306
Net increase (decrease)	(632,717)	26,224

Class I
Shares sold	2,493,642	2,959,133
Shares redeemed	(1,566,759)	(1,504,643)
Shares issued in
reinvestment of dividends	227,511	96,675
Net increase	1,154,394	1,551,165

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2022, were $70,205,718 and $40,318,061, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2022, Charles Schwab & Co., Inc. held 43.45% of the Fund’s shares outstanding for the benefit of their customers.

(10)	Line of Credit

At February 28, 2022, the Fund had a line of credit in the amount of the lesser of $20,000,000, or 33.33% of the fair value of unencumbered assets, which matures on August 6, 2022. This secured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund's custodian, U.S. Bank (the “Lender”). As collateral, the Lender receives a first priority security interest in securities of the Fund in an amount of at least 300% of any draw on the line of the credit by the Fund. Interest accrues at the Lender's Prime Rate, which as of February 28, 2022 was 3.25%.  During the year ended February 28, 2022, the Fund did not utilize the line of credit.

(11)	Subsequent Events

On March 30, 2022, the Fund declared and paid a distribution from ordinary income to the shareholders of record on March 29, 2022 of $112,268, $13,110, and $192,297 for Class A, C, and I shares, respectively.

(12)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the global spread of COVID-19 has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2022

imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Dearborn Partners Rising Dividend Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Dearborn Partners Rising Dividend Fund and Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dearborn Partners Rising Dividend Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
April 28, 2022

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Results of Shareholder Meeting

A Special Joint Meeting of Shareholders (the “Meeting”) took place on April 6, 2022. The Meeting was held for all series in the Trust. All Trust shareholders of record, in the aggregate across all series of the Trust, were entitled to attend or submit proxies. As of the record date, February 7, 2022, the Trust had 534,673,511 shares outstanding. The results of the voting for the proposals were as follows:

Proposal 1: To approve the election of four Trustees to the Board of Trustees of the Trust to serve until his or her successor is elected and qualified.

	For Votes	Votes Withheld	Broker Non-Vote
Vincent P. Lyles	465,453,094	2,962,687	15,025,189
Erik K. Olstein	465,703,874	2,711,906	15,025,189
Lisa Zúñiga Ramírez	465,728,682	2,662,552	15,025,189
Gregory M. Wesley	465,394,219	2,984,741	15,025,189

Accordingly, effective April 6, 2022, the Board of Trustees of Trust for Professional Managers consists of the following individuals, each of whom have been elected by shareholders:

Michael D. Akers, Independent Trustee
Gary A. Drska, Independent Trustee
Vincent P. Lyles, Independent Trustee
Erik K. Olstein, Independent Trustee
Lisa Zúñiga Ramírez, Independent Trustee
Gregory M. Wesley, Independent Trustee
Joseph C. Neuberger, Interested Trustee

Proposal 2: To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

For Votes	Votes Against	Votes Abstained
476,848,750	2,932,139	3,647,484

Tax Information

For the fiscal year ended February 28, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2022 was 100%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Independent Trustees

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in the Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years
Michael D.	Trustee	Indefinite	24	Professor	Independent
Akers, Ph.D.		Term; Since		Emeritus,	Trustee, USA
615 E. Michigan St.		August 22,		Department of	MUTUALS
Milwaukee, WI 53202		2001		Accounting	(an open-end
Year of Birth: 1955				(June 2019-	investment
				present);	company),
				Professor,	(2001-2021).
Department of
Accounting
(2004-2019);
Chair, Department
of Accounting
(2004-2017),
Marquette
University.

Gary A. Drska	Trustee	Indefinite	24	Retired; Former	Independent
615 E. Michigan St.				Pilot, Frontier/	Trustee, USA
Milwaukee, WI 53202		Term; Since		Midwest Airlines,	MUTUALS
Year of Birth: 1956		August 22,		Inc. (airline	(an open-end
		2001		company)	investment
				(1986-2021).	company),
(2001-2021).

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	24	President (2017-	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		present), Chief	Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,		Operating	end investment
Year of Birth: 1962		2001		Officer	company)
				(2016-2020),	(2003-2017);
				Executive Vice	Trustee, USA
				President (1994-	MUTUALS
				2017), U.S.	(an open-
				Bancorp Fund	end investment
				Services, LLC.	company)
(2001-2018).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in the Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years
John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004-
	Officer			present).

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002-
	Principal			present).
Financial
and
Accounting
Officer

Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President,
Milwaukee, WI 53202	Officer, Vice	October 21,		U.S. Bancorp
Year of Birth: 1965	President	2021		Fund Services,
	and			LLC (2021-
	Anti-Money			present); Chief
	Laundering			Compliance
	Officer			Officer of Keeley-
Teton Advisors,
LLC and Teton
Advisors, Inc.
(since 2017);
Chief Compliance
Officer of Keeley
Asset Management
Corp. (2015-2017).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
			Number of		Directorships
		Term of	Portfolios	Principal	Held by
Name,	Position(s)	Office and	in the Trust	Occupation(s)	Trustee
Address and	Held with	Length of	Overseen	During the Past	During the
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Past Five Years
Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22,		Bancorp Fund
Year of Birth: 1970		2019		Services, LLC
(2019-present);
Partner, Practus,
LLP (2018-2019);
Counsel, Drinker
Biddle &
Reath LLP
(2016-2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011-present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010-present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007-present).

 (This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	342 North Water Street
Suite 830
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 1250
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

DP-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed May 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2022	FYE 2/28/2021
(a) Audit Fees	$14,500	$14,500
(b) Audit-Related Fees	0	0
(c) Tax Fees	3,000	3,000
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2022	FYE 2/28/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 2/28/2022	FYE 2/28/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel
  John Buckel, President

Date: 5/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John Buckel
  John Buckel, President

Date: 5/3/2022

By (Signature and Title)*   /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date: 5/3/2022

* Print the name and title of each signing officer under his or her signature.